UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2009
HUDSON VALLEY HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	0-30525 (Commission File Number)	13-3148745 (I.R.S. Employer Identification Number)

21 Scarsdale Road, Yonkers, New York (Address of Principal Executive Offices)	10707 (Zip Code)
(914) 961-6100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 26, 2009, Hudson Valley Holding Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC (“Fox-Pitt”) and Raymond James & Associates, Inc. (“Raymond James”), as representatives of the underwriters named therein (collectively, including Fox-Pitt and Raymond James, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company will issue and sell to the Underwriters 3,600,000 shares of the Company’s common stock, $0.20 par value per share (the “Common Stock”), at a public offering price of $25.00 per share. The Company has also granted the Underwriters a 30-day option to purchase up to an additional 540,000 shares of Common Stock to cover over-allotments. The closing of the offering is expected to occur on October 30, 2009, subject to customary closing conditions.
     The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement.
     A copy of the opinion of Day Pitney LLP relating to the legality of the shares of Common Stock being sold in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s effective Registration Statement on Form S-3, as amended (File Nos. 333-161165 and 333-161893).
Item 8.01 Other Events.
     On October 27, 2009, the Company issued a press release announcing the pricing of the offering, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement, dated October 26, 2009, by and among Hudson Valley Holding Corp., Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC and Raymond James & Associates, Inc.

5.1	Opinion of Day Pitney LLP regarding the legality of the Common Stock.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1).

99.1	Press Release.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2009	HUDSON VALLEY HOLDING CORP.
	By:	/s/ Stephen R. Brown
Stephen R. Brown
Senior Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated October 26, 2009, by and among Hudson Valley Holding Corp., Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC and Raymond James & Associates, Inc.

5.1	Opinion of Day Pitney LLP regarding the legality of the Common Stock.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1).

99.1	Press Release.